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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 8, 2005


                       INKINE PHARMACEUTICAL COMPANY, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


            New York                   00-24972                 13-3754005
----------------------------   ------------------------  -----------------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
      of incorporation)                                  Identification Number)

     1787 Sentry Parkway West; Building 18, Suite 440
                  Blue Bell, Pennsylvania                        19422
     ------------------------------------------------         ----------
         (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (215) 283-6850

                                 Not applicable.
         -------------------------------------------------------------
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))




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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 8, 2005, InKine Pharmaceutical Company, Inc. issued a press release announcing its results of operations for the quarter and year ended June 30, 2005. The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

         The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

























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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   INKINE PHARMACEUTICAL COMPANY, INC.



                                   By:  ROBERT F. APPLE
                                        ----------------------------------------
                                        Robert F. Apple
                                        Chief Operating and Financial Officer



Dated: August 8, 2005


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EXHIBIT INDEX
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99.1     Press release, dated August 8, 2005 issued by InKine Pharmaceutical
         Company, Inc.